American Century World Mutual Funds, Inc.

Prospectus Supplement

NT Emerging Markets Fund

Supplement dated February 9, 2009 ¢ Prospectus dated April 1, 2008

The following replaces the Annual Fund Operating Expenses table on page 6 of the prospectus.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(1)	Distribution and Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses
Institutional Class	1.61%	None	0.06%	1.67%

[1]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. The fee shown has been restated based on strategy assets for the period from the most recent fiscal year end through January 31, 2009. As a result, the Total Annual Fund Operating Expenses in this table differ from those shown in the Financial Highlights. The fee for the fiscal year ended November 30, 2007 was 1.46%. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[2]	Other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

The following replaces the Example table on page 6 of the prospectus.

	1 year	3 years	5 years	10 years
Institutional Class	$170	$527	$908	$1,974

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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